UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2008

ACCURIDE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN		47715
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.              Amendments to Articles of Incorporation or Bylaws.

On October 21, 2008, the Board of Directors of Accuride Corporation (the “Company”) adopted and approved, effective immediately, the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”).  The Amended and Restated Bylaws amend Article III, Sections 5, 6 and 7 to revise and enhance the advance notice requirements for stockholder proposals of business and director nominations to be considered at stockholder meetings.  The amendments revise the advance notice requirements to:

•                  expand the required disclosure for stockholders making proposals or nominations to include, among other things, all ownership interests, hedges, economic incentives and rights to vote any shares of any security of the Company;

•                  require stockholders nominating directors to disclose the same information about a proposed director nominee that would be required if the director nominee were submitting a proposal and any material relationships between the stockholder proponents and their affiliates, on the one hand, and the director nominees and their affiliates, on the other hand;

•                  expand disclosures regarding proposed business to include a reasonably detailed description of all agreements, arrangements, and understandings between proposing persons and other stockholders of the Company in connection with the proposed business;

•                  require that the disclosures provided for in Article III, Sections 6 and 7, be updated and supplemented so as to be accurate as of the record date for a meeting and as of ten business days prior to the meeting; and

•                  clarify that the requirements set forth in the Amended and Restated Bylaws apply to all stockholder proposals and director nominations, other than stockholder proposals made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (which provides certain different procedural requirements).

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1 Amended and Restated Bylaws of Accuride Corporation, dated October 21, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

Date:	October 24, 2008	/s/ David K. Armstrong
David K. Armstrong
Senior Vice President / Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Accuride Corporation, dated October 21, 2008.